                                                               Semiannual Report
[MFS LOGO]                                                        April 30, 1997
INVESTMENT MANAGEMENT


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         MFS(R) World Equity Fund

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              Learning financial basics the easy way (see page 31)

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

TABLE OF CONTENTS

Letter from the Chairman..........................................................    1
Portfolio Manager's Overview......................................................    3
Portfolio Manager's Profile.......................................................    5
Fund Facts........................................................................    6
Performance Summary...............................................................    6
Portfolio Concentration...........................................................    9
Portfolio of Investments..........................................................   10
Financial Statements..............................................................   15
Notes to Financial Statements.....................................................   23
The ABCs of Investing.............................................................   31
The MFS Family of Funds(R)........................................................   32
Trustees and Officers.............................................................   33


-------------------------------------------------------------------------------
    HIGHLIGHTS

    - FOR THE SIX MONTHS ENDED APRIL 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 10.04%, CLASS B SHARES 9.60%, CLASS C SHARES 9.62%, AND CLASS I SHARES 9.84%.

    - MOST OF THE WORLD'S EQUITY MARKETS CONTINUED THEIR STRONG PERFORMANCE DURING THE PAST SIX MONTHS, WITH EUROPE GAINING 23% OVERALL IN LOCAL CURRENCY TERMS, AND SEVERAL COUNTRIES, INCLUDING SPAIN, SWITZERLAND, THE NETHERLANDS, AND FINLAND, RETURNING MORE THAN 30%.

    - THE FUND'S HEAVIEST CONCENTRATION IS IN INDUSTRIES IN WHICH WE EXPECT COMPANIES TO GENERATE SUSTAINED GROWTH REGARDLESS OF THE STATE OF THE GLOBAL ECONOMY, INCLUDING TECHNOLOGY, TELECOMMUNICATIONS, LODGING, BROADCASTING, SPECIALTY RETAILING, AND AEROSPACE/DEFENSE.

    - CURRENCY CONTINUED TO HAVE AN ADVERSE IMPACT ON THE FUND'S PERFORMANCE DURING THE PERIOD, AS THE DOLLAR APPRECIATED AGAINST ALL THE MAJOR CURRENCIES, INCLUDING THE JAPANESE YEN, THE GERMAN MARK, AND THE BRITISH POUND. THIS DAMPENED THE STRONG UNDERLYING PERFORMANCE OF THE STOCKS IN THE FUND.
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

LETTER FROM THE CHAIRMAN

                                Dear Shareholders:

                                After more than six years of expansion, the U.S.
                                economy is experiencing another year of growth
                                in 1997, although a few signs point to the
[Photo: A. Keith Brodkin]       possibility of a modest rise in inflation during
                                the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. Some of that strength was seen in the first quarter, when the U.S. economy grew at an annualized rate of 5.6% (based on preliminary estimates), a pace that would be inflationary in the unlikely event that it were to continue. The ongoing tightness in the labor market could also add some inflationary pressures to the economy. At the same time, there is some reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

     We continue to urge U.S. equity investors to remain cautious for 1997. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest-rate increases and the fear of an acceleration of inflation have created extreme volatility in the stock market in 1997. However, while the U.S. equity market enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks.

     Overseas, the overall economic environment has remained favorable for investing in equities. Global economic growth has remained moderate, with subdued inflation. While the United States has experienced rising interest rates over the past six months, continental Europe has seen improving economic conditions, falling inflation and interest rates, and weaker currencies. This has helped give Europe the best-performing equity markets. In Japan, meanwhile, interest rates have remained low, but a tepid economic recovery has left that market stalled. At the same time, a number of the emerging markets have become increasingly attractive, thanks in part to rapidly expanding economies and growth in earnings.

     We appreciate your support and welcome any questions or comments you may have.

Respectfully,


/s/ A Keith Brodkin

A. Keith Brodkin
Chairman and President

May 14, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of David Mannheim        Dear Shareholders:

                                For the six months ended April 30, 1997, Class A shares of the Fund provided a total return of 10.04%, Class B shares 9.60%, Class C shares 9.62%, and Class I shares 9.84%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 7.79% return for the Morgan Stanley Capital International (MSCI) World Index, a broad, unmanaged index of global equities.

     Most of the world's equity markets continued their strong performance during the past six months, with the MSCI World Index gaining 13% in local currency terms, led by Europe, which gained 23% (as measured by the MSCI Europe Index). Several countries, including Spain, Switzerland, the Netherlands, and Finland, returned more than 30%, according to Morgan Stanley. The United States was also a positive contributor, with the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, up 14.71% for the period. Markets in the Far East, meanwhile, continued to lag those in the rest of the world, with the MSCI Pacific Index down 2.8%. Japan remained weak, declining 3.2%, followed by almost all of the region's other markets. Only Australia generated a positive return, advancing 6.9%, according to Morgan Stanley. In the aggregate, emerging markets continued to lag the developed world, with the IFC Emerging Markets Composite Index up 10.7%. (The IFC Emerging Markets Composite Index is an unmanaged, market-capitalization-weighted index of the most active stocks of emerging markets, as defined by the World Bank.) Latin America, which gained 21.5%, significantly outperformed the Asian emerging markets, which were up just 1.2%.

     Currency continued to have an adverse impact on the Fund's performance during the period, as the dollar appreciated against all the major currencies. For example, the dollar gained 11.5% against the Japanese yen, 14.0% against the German mark, 16.1% against the Swiss franc, and 0.2% against the British pound. This dampened the strong underlying performance of the stocks in the Fund. While the performance of the Fund was influenced by these developments, we continue to believe stock selection is the key driver to performance, and we have stuck to our bottom-up approach to stock selection, concentrating on high-quality companies that we believe have superior growth prospects and are trading at attractive valuations.

     The Fund continues to be invested in a wide range of countries throughout the world. The biggest shift in the Fund's geographic weightings over the past six months has been an increase in our position in the United States, to 39% of our equity holdings from 32% at the end of October 1996. This has come at the expense of Asia/Pacific, now at 25% of the portfolio versus 30% six months ago, and Europe (36% versus 38%). Most of the increase in the United States came in the technology area, where market sell-offs, particularly in the first quarter of 1997, produced buying opportunities. New holdings in this area include Computer Sciences, IBM, and Synopsys. The Fund's position in an older holding, Computer Associates, was also increased and is now the second-largest position in the Fund.

     The reduction in our Asia/Pacific exposure resulted from weak market performance and the elimination and/or reduction of several holdings. For example, Lion Nathan, a New Zealand brewer, which had been a significant holding for several years, was sold in anticipation of deteriorating fundamentals leading to worse-than-expected results.

     While the European markets have provided the best performance over the past six months, we continue to feel that they also offer the best opportunities. Although interest rates appear unlikely to fall much further, we believe that inflation will remain in check and, therefore, rates are unlikely to rise much, if at all, over the next six to 12 months. We expect continued moderate economic growth, combined with an emphasis on cost reduction, to produce strong corporate earnings growth. With European equity-market valuations still at a discount to global averages, these factors should generate continued above-average performance.

     Elsewhere, we are keeping a close eye on a number of Asian markets. If sell-offs in these markets continue, they could present good buying opportunities in high-quality companies that get caught up in general market moves.

     Currently, the Fund remains underweighted in the two largest markets in the world, the United States and Japan, relative to the MSCI World Index. Our investment philosophy of looking anywhere in the world for investment opportunities results in a long-term bias to be underweighted in the United States, while the Fund's exposure to Japan has remained fairly constant over the past 18 to 24 months despite it having been one of the worst-performing markets.

     The Fund's heaviest concentration is in industries in which we expect companies to generate sustained growth regardless of the state of the global economy. For example, the Fund has increased its exposure to technology (now

10% of the Fund's equity assets), a sector in which we have added names not only in the United States, but also in Japan with companies such as Sony, TDK, and Rohm. The Fund also has a large exposure to the telecommunications, lodging, broadcasting, specialty retailing, and aerospace/defense industries.

     At the same time, the Fund is underweighted in financial services, with no exposure to this sector in Japan. Although fundamentals for this industry seem to be improving, valuations still appear expensive relative to comparable global companies. We also continue to have limited exposure to heavy cyclical industries such as paper, commodity chemicals, and metals, in which valuations appear unattractive relative to average earnings levels for the economic cycle and prospective long-term growth rates.

     Finally, while many markets, particularly the United States, had rebounded from first-quarter sell-offs and were back to near-record levels by the end of April, our short-term outlook is for more modest equity-market returns than we have experienced in the recent past. Although inflation remains under control, we do not expect global interest rates to lower, which would provide fuel to the equity markets. Instead, we believe that corporate earnings growth will be the key driver to returns, and that our bottom-up stock-selection discipline is well suited to this type of environment.

Respectfully,



/s/ David Mannheim

David Mannheim
Portfolio Manager

--------------------------------------------------------------------------------

    PORTFOLIO MANAGER'S PROFILE

    DAVID MANNHEIM BEGAN HIS CAREER AT MFS IN 1988 AS A RESEARCH SPECIALIST AND WAS PROMOTED TO ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991, VICE PRESIDENT - INVESTMENTS IN 1992, AND SENIOR VICE PRESIDENT IN 1997. MR. MANNHEIM HAS BEEN THE PORTFOLIO MANAGER OF MFS(R) WORLD EQUITY FUND SINCE 1992. HE IS A GRADUATE OF AMHERST COLLEGE AND OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY'S SLOAN SCHOOL OF MANAGEMENT.

--------------------------------------------------------------------------------

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
FUND FACTS
STRATEGY:                THE INVESTMENT OBJECTIVE OF THE FUND IS TO PROVIDE
                         CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS
                         IN EQUITY SECURITIES OF U.S. AND NON-U.S. ISSUERS.
COMMENCEMENT OF
INVESTMENT
  OPERATIONS:            CLASS A: SEPTEMBER 7, 1993
                         CLASS B: DECEMBER 29, 1986
                         CLASS C: JANUARY 3, 1994
                         CLASS I:  JANUARY 2, 1997
SIZE:                    $349.3 MILLION NET ASSETS AS OF APRIL 30, 1997
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds like MFS World Equity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF APRIL 30, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                  6 MONTHS   1 YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------
Cumulative Total Return                           +10.04%    +12.29%   +90.94%   +144.45%
-----------------------------------------------------------------------------------------
Average Annual Total Return                            --    +12.29%   +13.81%   +  9.35%
-----------------------------------------------------------------------------------------
SEC Results                                            --    + 5.85%   +12.47%   +  8.71%
-----------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                  6 MONTHS   1 YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------
Cumulative Total Return                            +9.60%    +11.42%   +84.41%   +136.30%
-----------------------------------------------------------------------------------------
Average Annual Total Return                            --    +11.42%   +13.02%   +  8.98%
-----------------------------------------------------------------------------------------
SEC Results                                            --    + 7.42%   +12.78%   +  8.98%
-----------------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                  6 MONTHS   1 YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------
Cumulative Total Return                            +9.62%    +11.45%   +84.90%   +136.95%
-----------------------------------------------------------------------------------------
Average Annual Total Return                            --    +11.45%   +13.08%   +  9.01%
-----------------------------------------------------------------------------------------
SEC Results                                            --    +10.45%   +13.08%   +  9.01%
-----------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                  6 MONTHS   1 YEAR    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------
Cumulative Total Return                            +9.84%    +11.67%   +84.81%   +136.74%
-----------------------------------------------------------------------------------------
Average Annual Total Return                            --    +11.67%   +13.07%   +  9.00%
-----------------------------------------------------------------------------------------
SEC Results                                            --    +11.67%   +13.07%   +  9.00%
-----------------------------------------------------------------------------------------

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the commencement of offering of Class A and Class C shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class A share performance generally would have been higher than Class B share performance. Operating expenses attributable to Class C shares are not significantly different from those of Class B shares. The Class B share performance included in the Class A share SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class C share SEC performance has been adjusted to reflect the lower CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of Class B shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B SEC share performance included in the Class I share SEC performance has been adjusted to reflect the fact that Class I shares have no CDSC. These results represent the percentage change in net asset value.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1997

TOP 10 EQUITY HOLDINGS


POWERGEN PLC                               HILTON HOTELS CORP.
British electric utility                   U.S. hotel company

COMPUTER ASSOCIATES INTERNATIONAL, INC.    ASDA GROUP PLC
Computer software company                  British food retailer

CANADIAN NATIONAL RAILWAY CO.              DDI CORP.
Canadian railway/transportation company    Japanese telecommunications company

RITE-AID CORP.                             COMPUTER SCIENCES CORP.
U.S. drug store chain                      U.S. computer services and consulting company

FEDERAL HOME LOAN MORTGAGE CORP.           BRITISH AEROSPACE PLC
U.S. mortgage banker and underwriter       U.K. defense company and aircraft manufacturer

LARGEST SECTORS

                                  [PIE CHART]


Financial Services                                      13.5%
Utilities & Communications                              13.3%
Technology                                              11.3%
Retailing                                                9.2%
Leisure                                                  9.1%
Miscellaneous                                           43.6%


For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - April 30, 1997
Stocks - 91.5%

------------------------------------------------------------------------------------------
Issuer                                                             Shares            Value
------------------------------------------------------------------------------------------
U.S. Stocks - 31.9%
  Aerospace - 2.0%
    AlliedSignal, Inc.                                             35,500      $ 2,564,875
    Lockheed-Martin Corp.                                          50,000        4,475,000
                                                                               -----------
                                                                               $ 7,039,875
------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    International Business Machines Corp.                          31,000      $ 4,983,250
------------------------------------------------------------------------------------------
  Business Services - 2.8%
    H & R Block, Inc.                                             144,500      $ 4,660,125
    Computer Sciences Corp.*                                       82,000        5,125,000
                                                                               -----------
                                                                               $ 9,785,125
------------------------------------------------------------------------------------------
  Chemicals - 2.2%
    Air Products & Chemicals, Inc.                                 49,500      $ 3,551,625
    Praxair, Inc.                                                  78,000        4,026,750
                                                                               -----------
                                                                               $ 7,578,375
------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.7%
    Computer Associates International, Inc.                       130,000      $ 6,760,000
    Synopsys, Inc.*                                                80,600        2,569,125
                                                                               -----------
                                                                               $ 9,329,125
------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Hertz, Corp.*                                                   3,800      $   110,200
------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Viacom, Inc., "B"*                                             87,251      $ 2,333,964
------------------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    Federal Home Loan Mortgage Corp.                              182,000      $ 5,801,250
------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    PepsiCo, Inc.                                                  75,000      $ 2,615,625
------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.8%
    Kimberly-Clark Corp.                                           79,000      $ 4,048,750
    Unisource Worldwide, Inc.                                     163,000        2,404,250
                                                                               -----------
                                                                               $ 6,453,000
------------------------------------------------------------------------------------------
  Insurance - 2.0%
    CIGNA Corp.                                                    22,500      $ 3,383,438
    Reliastar Financial Corp.                                      57,500        3,478,750
                                                                               -----------
                                                                               $ 6,862,188
------------------------------------------------------------------------------------------
  Machinery - 0.7%
    AGCO, Corp.                                                    99,000      $ 2,561,625
------------------------------------------------------------------------------------------
  Medical and Health Products - 0.8%
    Bristol-Myers Squibb Co.                                       40,000      $ 2,620,000
------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    St. Jude Medical, Inc.*                                       134,000      $ 4,355,000
    United Healthcare Corp.                                        76,000        3,695,500
                                                                               -----------
                                                                               $ 8,050,500
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Issuer                                                             Shares            Value
------------------------------------------------------------------------------------------
U.S. Stocks - continued
  Oils - 1.0%
    Mobil Corp.                                                    26,500     $  3,445,000
------------------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    Gannett Co., Inc.                                              29,500     $  2,573,875
------------------------------------------------------------------------------------------
  Railroads - 1.4%
    Burlington Northern Santa Fe Railway Co.                       60,500     $  4,764,375
------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.3%
    Hilton Hotels Corp.                                           208,000     $  5,616,000
    Host Marriott Corp.*                                          138,000        2,397,750
                                                                              ------------
                                                                              $  8,013,750
------------------------------------------------------------------------------------------
  Stores - 3.2%
    Federated Department Stores, Inc.*                             72,000     $  2,448,000
    Longs Drug Stores Corp.                                       106,000        2,676,500
    Rite-Aid Corp.                                                135,000        6,210,000
                                                                              ------------
                                                                              $ 11,334,500
------------------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Safeway, Inc.*                                                 75,000     $  3,346,875
------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Cabletron Systems, Inc.*                                       49,000     $  1,690,500
------------------------------------------------------------------------------------------
Total U.S. Stocks                                                             $111,292,977
------------------------------------------------------------------------------------------
Foreign Stocks - 59.6%
  Argentina - 0.1%
    Mirgor Sacifia, ADR* (Auto Parts)##                            97,600     $    239,120
------------------------------------------------------------------------------------------
  Australia - 2.4%
    Q.B.E. Insurance Group Ltd. (Insurance)                       853,167     $  4,876,019
    Seven Network Ltd. (Entertainment)                            909,000        3,421,831
                                                                              ------------
                                                                              $  8,297,850
------------------------------------------------------------------------------------------
  Canada - 1.8%
    Canadian National Railway Co. (Railroads)                     163,000     $  6,275,500
------------------------------------------------------------------------------------------
  Chile - 0.7%
    Chilectra S.A., ADR (Utilities - Electric)                     41,850     $  2,573,775
------------------------------------------------------------------------------------------
  Finland - 1.6%
    Aamulehti Yhtymae Oy II (Publishing)                           21,300     $    741,860
    Huhtamaki Oy Group (Conglomerate)                              54,000        2,343,173
    TT Tieto Oy (Computer Software - Systems)                      33,300        2,531,077
                                                                              ------------
                                                                              $  5,616,110
------------------------------------------------------------------------------------------
  France - 2.0%
    TV Francaise (Entertainment)                                   27,000     $  2,606,705
    Union des Assurances Federales S.A. (Insurance)                37,000        4,409,672
                                                                              ------------
                                                                              $  7,016,377
------------------------------------------------------------------------------------------
  Germany - 2.1%
    Adidas AG (Apparel and Textiles)                               32,000     $  3,338,728
    Henkel KGaA (Consumer Goods and Services)                      44,500        2,417,919
    Volkswagen AG (Automotive)                                      2,700        1,718,324
                                                                              ------------
                                                                              $  7,474,971
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Issuer                                                             Shares            Value
------------------------------------------------------------------------------------------
Foreign Stocks - continued
  Greece - 0.9%
    Hellenic Telecommunication Organization S.A.
      (Telecommunications)                                         75,500      $ 1,716,721
    Papastratos Cigarettes S.A. (Consumer Goods and
      Services)                                                    70,000        1,345,713
                                                                               -----------
                                                                               $ 3,062,434
------------------------------------------------------------------------------------------
  Hong Kong - 3.9%
    Asia Satellite Telecommunications Corp.
      (Telecommunications)                                         74,500      $ 1,918,375
    Asia Satellite Telecommunications Holdings Ltd.
      (Telecommunications)*                                       385,500          977,921
    Hong Kong Electric Holdings Ltd.
      (Utilities - Electric)                                      479,000        1,694,349
    Hong Kong Land Holdings Ltd. (Real Estate)*                   502,825        1,045,876
    Li & Fung Ltd. (Wholesale)                                  1,578,000        1,588,980
    Liu Chong Hing Bank (Banks and Credit Cos.)                 1,460,000        2,685,868
    Peregrine Investment Holdings (Finance)*                      769,000        1,181,382
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                   705,600        2,577,875
                                                                               -----------
                                                                               $13,670,626
------------------------------------------------------------------------------------------
  India - 0.6%
    Videsh Sanchar Nigam Ltd., GDR
      (Telecommunications)*##                                     100,700      $ 1,988,322
------------------------------------------------------------------------------------------
  Indonesia - 0.4%
    Semen Gresik (Building Materials)                             549,000      $ 1,339,162
------------------------------------------------------------------------------------------
  Italy - 1.2%
    Telecom Italia S.p.A. (Telecommunications)                    351,000      $ 1,105,019
    INA (Instituto Nazionale delle Assicurazioni)
      (Insurance)                                                 600,000          805,028
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                      1,281,000        2,370,280
                                                                               -----------
                                                                               $ 4,280,327
------------------------------------------------------------------------------------------
  Japan - 12.0%
    Bridgestone Corp. (Tire and Rubber)                           137,000      $ 2,913,746
    Canon, Inc. (Office Equipment)                                201,000        4,765,734
    DDI Corp. (Telecommunications)                                    814        5,405,293
    East Japan Railway Co. (Railroads)                                409        1,768,736
    Eisai Co., Ltd. (Pharmaceuticals)                              99,000        1,715,636
    Kinki Coca-Cola Bottling Co. (Beverages)                       89,000        1,023,553
    Kirin Beverage Corp. (Beverages)                              155,000        2,112,249
    Nitto Denko Corp. (Industrial Goods and
      Services)                                                   225,000        3,261,126
    Osaka Sanso Kogyo Ltd. (Chemicals)                            484,000        1,277,196
    Rohm Co. (Electronics)                                         25,000        1,937,771
    Sony Corp. (Electronics)                                       50,000        3,639,228
    Takeda Chemical Industries (Pharmaceuticals)                  212,000        4,892,950
    TDK Corp. (Special Products and Services)                      53,000        3,820,008
    Ushio, Inc. (Electronics)                                     302,000        3,544,545
                                                                               -----------
                                                                               $42,077,771
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Issuer                                                             Shares            Value
------------------------------------------------------------------------------------------
Foreign Stocks - continued
  Malaysia - 1.0%
    New Straits Times Press Berhad (Printing and
      Publishing)                                                 195,000      $ 1,087,736
    UMW Holdings Berhad (Automotive)                              478,000        2,513,985
                                                                               -----------
                                                                               $ 3,601,721
------------------------------------------------------------------------------------------
  Netherlands - 3.1%
    Ahrend Groep N.V. (Furniture and Home
      Appliances)*                                                 46,300      $ 2,806,637
    Akzo Nobel (Chemicals)                                         25,000        3,223,569
    IHC Caland NV (Transportation)                                 35,000        1,729,683
    Royal Dutch Petroleum Co. (Oils)                               17,300        3,094,555
                                                                               -----------
                                                                               $10,854,444
------------------------------------------------------------------------------------------
  New Zealand - 0.4%
    Sky City Ltd. (Entertainment)                                 336,900      $ 1,511,805
------------------------------------------------------------------------------------------
  Peru - 0.4%
    Telefonica del Peru SA, ADR
      (Utilities - Telephone)                                      55,000      $ 1,320,000
------------------------------------------------------------------------------------------
  Philippines - 0.3%
    Alsons Cement Corp. (Building Materials)*##                 5,331,500      $   971,203
------------------------------------------------------------------------------------------
  Portugal - 0.6%
    Banco Totta E Acores (Banks and Credit Cos.)##                159,000      $ 2,214,051
------------------------------------------------------------------------------------------
  Singapore - 1.2%
    Hong Leong Finance Ltd. (Finance)+                            774,000      $ 2,396,020
    Mandarin Oriental International, Ltd.
      (Restaurants and Lodgings)*                               1,461,000        1,694,760
                                                                               -----------
                                                                               $ 4,090,780
------------------------------------------------------------------------------------------
  South Korea - 1.0%
    Korea Electric Power Corp.
      (Utilities - Electric)                                       54,730      $ 1,635,750
    Korea Mobile Telecommunications
      (Utilities - Telephone)                                       2,482        1,907,515
                                                                               -----------
                                                                               $ 3,543,265
------------------------------------------------------------------------------------------
  Spain - 2.1%
    Acerinox S.A. (Iron and Steel)                                 24,000      $ 3,513,158
    Catalana Occidente (Insurance)*+                                6,818          358,842
    Cubiertas y Mzov S.A. (Engineering)                             2,519          255,318
    Repsol S.A. (Oils)                                             78,500        3,297,732
                                                                               -----------
                                                                               $ 7,425,050
------------------------------------------------------------------------------------------
  Sweden - 2.5%
    Astra AB, Free Shares, "B" ADR (Pharmaceuticals)              107,000      $ 4,248,630
    Nobel Biocare AB (Medical and Health Products)*                69,500        1,018,802
    Sparbanken Sverige AB, "A" (Banks and Credit
      Cos.)                                                       186,000        3,319,311
                                                                               -----------
                                                                               $ 8,586,743
------------------------------------------------------------------------------------------
  Switzerland - 1.7%
    Ciba Specialty AG (Chemicals)*                                 26,996      $ 2,326,768
    Novartis AG (Pharmaceuticals)                                   2,776        3,658,630
                                                                               -----------
                                                                               $ 5,985,398
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Issuer                                                             Shares            Value
------------------------------------------------------------------------------------------
Foreign Stocks - continued
  United Kingdom - 15.1%
    ASDA Group PLC (Retail)                                     2,737,000     $  5,108,473
    Avis Europe PLC (Auto Rental)*##                              805,000        1,763,795
    British Aerospace PLC (Aerospace and Defense)*                241,000        5,127,884
    British Petroleum PLC (Oils)*                                 306,120        3,517,576
    Capital Radio PLC (Broadcasting)                              117,200        1,030,968
    Carlton Communications PLC (Broadcasting)                     322,000        2,644,386
    Grand Metropolitan PLC (Food and Beverage
      Products)*                                                  344,000        2,875,307
    Jarvis Hotels PLC (Restaurants and Lodgings)+                 624,000        1,569,765
    Kwik-Fit Holdings PLC (Retail)                                674,900        2,639,824
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                 367,386        3,356,986
    PowerGen PLC (Utilities - Electric)*                        1,540,854       16,155,206
    Storehouse PLC (Retail)                                       975,192        3,497,848
    Tomkins PLC (Diversified Operations)*                         769,000        3,319,911
                                                                              ------------
                                                                              $ 52,607,929
------------------------------------------------------------------------------------------
  Venezuela - 0.5%
    Compania Anonima Nacional Telefonos de
      Venezuela, ADR (Telecommunications)*                         58,000     $  1,740,000
------------------------------------------------------------------------------------------
Total Foreign Stocks                                                          $208,364,734
------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $269,921,405)                                  $319,657,711
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Warrants
------------------------------------------------------------------------------------------
Issuer
------------------------------------------------------------------------------------------
  Hong Kong
    Peregrine Investment Holdings (Identified Cost
      $9,538)                                                      76,900     $     11,516

Short-Term Obligations - 7.5%
------------------------------------------------------------------------------------------
                                                         Principal Amount
                                                            (000 Omitted)
------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 05/22/97                        $   5,450     $  5,432,912
    Federal Home Loan Mortgage Corp., due 05/02/97                  3,940        3,939,414
    Federal Home Loan Mortgage Corp., due 05/05/97                  9,510        9,504,326
    Federal National Mortgage Assn., due 05/01/97                     640          640,000
    Federal National Mortgage Assn., due 05/06/97                   6,660        6,655,042
------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                               $ 26,171,694
------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $296,102,637)                             $345,840,921

Other Assets, Less Liabilities - 1.0%                                            3,444,962
------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                           $349,285,883
------------------------------------------------------------------------------------------
   * Non-income producing security.
  ## SEC Rule 144A restriction.
   + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)

------------------------------------------------------------------------------------
April 30, 1997
------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $296,102,637)                 $345,840,921
  Cash                                                                       120,630
  Receivable for Fund shares sold                                          1,065,459
  Receivable for investments sold                                          4,837,934
  Dividends receivable                                                       915,907
  Net receivable for forward foreign currency exchange contracts
    sold                                                                     521,145
  Net receivable on closed forward currency exchange contracts               280,838
  Other assets                                                                 2,676
                                                                        ------------
      Total assets                                                      $353,585,510
                                                                        ------------
Liabilities:
  Payable for investments purchased                                     $  2,950,806
  Payable for Fund shares reacquired                                         958,672
  Payable to affiliates -
    Management fee                                                             9,402
    Administrative fee                                                           141
    Shareholder servicing agent fee                                            2,008
    Distribution fee                                                          87,723
  Accrued expenses and other liabilities                                     290,875
                                                                        ------------
      Total liabilities                                                 $  4,299,627
                                                                        ------------
Net assets                                                              $349,285,883
                                                                        ------------
Net assets consist of:
  Paid-in capital                                                       $285,802,815
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                       50,525,123
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                         13,300,068
  Accumulated net investment loss                                           (342,123)
                                                                        ------------
      Total                                                             $349,285,883
                                                                        ------------
Shares of beneficial interest outstanding                                 19,106,019
                                                                        ------------
Class A shares:
  Net asset value per share
    (net assets of $128,342,904 / 7,012,393 shares of beneficial
      interest outstanding)                                                $18.30
                                                                           ------
  Offering price per share (100/94.25)                                     $19.42
                                                                           ------
Class B shares:
  Net asset value and offering price per share
    (net assets of $209,940,775 / 11,485,635 shares of beneficial
      interest outstanding)                                                $18.28
                                                                           ------
Class C shares:
  Net asset value and offering price per share
    (net assets of $10,843,164 / 599,311 shares of beneficial
      interest outstanding)                                                $18.09
                                                                           ------
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $159,040 / 8,680 shares of beneficial
      interest outstanding)                                                $18.32
                                                                           ------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)

------------------------------------------------------------------------------------
Six Months Ended April 30, 1997
------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                            $ 2,920,674
    Interest                                                                 500,856
    Foreign taxes withheld                                                  (283,215)
                                                                         -----------
      Total investment income                                            $ 3,138,315
                                                                         -----------
  Expenses -
    Management fee                                                       $ 1,587,187
    Administrative fee                                                         8,494
    Trustees' compensation                                                    22,909
    Shareholder servicing agent fee                                          140,586
    Shareholder servicing agent fee (Class A)                                 24,975
    Shareholder servicing agent fee (Class B)                                 71,652
    Shareholder servicing agent fee (Class C)                                  2,035
    Distribution and service fee (Class A)                                   135,124
    Distribution and service fee (Class B)                                 1,000,938
    Distribution and service fee (Class C)                                    45,563
    Custodian fee                                                            145,023
    Printing                                                                  58,897
    Postage                                                                   40,807
    Auditing fees                                                             19,683
    Legal fees                                                                 2,516
    Miscellaneous                                                            148,866
                                                                         -----------
      Total expenses                                                     $ 3,455,255
    Fees paid indirectly                                                     (16,247)
                                                                         -----------
      Net expenses                                                       $ 3,439,008
                                                                         -----------
        Net investment loss                                              $  (300,693)
                                                                         -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                              $12,976,543
    Foreign currency transactions                                            437,477
                                                                         -----------
      Net realized gain on investments and foreign currency
        transactions                                                     $13,414,020
                                                                         -----------
  Change in unrealized appreciation -
    Investments                                                          $14,753,490
    Translation of assets and liabilities in foreign currencies              777,912
                                                                         -----------
      Net unrealized gain on investments and foreign currency
        translation                                                      $15,531,402
                                                                         -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                       $28,945,422
                                                                         -----------
          Increase in net assets from operations                         $28,644,729
                                                                         -----------

See notes to financial statements

Statement of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                     Six Months Ended
                                                       April 30, 1997         Year Ended
                                                          (Unaudited)   October 31, 1996
----------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                  $    (300,693)     $    (493,793)
  Net realized gain on investments and foreign
    currency transactions                                 13,414,020         29,747,702
  Net unrealized gain on investments and foreign
    currency translation                                  15,531,402          7,027,936
                                                       -------------      -------------
    Increase in net assets from operations             $  28,644,729      $  36,281,845
                                                       -------------      -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                    $ (10,136,119)     $  (3,152,132)
  From net realized gain on investments and foreign
    currency transactions (Class B)                      (18,280,747)        (6,611,169)
  From net realized gain on investments and foreign
    currency transactions (Class C)                         (828,520)          (153,959)
                                                       -------------      -------------
      Total distributions declared to shareholders     $ (29,245,386)     $  (9,917,260)
                                                       -------------      -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                     $ 245,995,603      $ 277,646,024
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                      27,086,301          9,129,534
  Cost of shares reacquired                             (207,746,054)      (239,947,155)
                                                       -------------      -------------
    Increase in net assets from Fund share
      transactions                                     $  65,335,850      $  46,828,403
                                                       -------------      -------------
      Total increase in net assets                     $  64,735,193      $  73,192,988
Net assets:
  At beginning of period                                 284,550,690        211,357,702
                                                       -------------      -------------
  At end of period (including accumulated net
    investment loss of $342,123 and $41,430,
    respectively)                                      $ 349,285,883      $ 284,550,690
                                                       -------------      -------------

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------
                                    Six Months
                                         Ended
                                     April 30,                  Year Ended October 31,
                                          1997        --------------------------------------
                                   (Unaudited)         1996       1995      1994     1993**
--------------------------------------------------------------------------------------------
                                      Class A
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $  18.45     $  16.68    $ 16.95   $ 16.56   $15.71
                                      --------     --------    -------   -------   ------
Income from investment
  operations# -
  Net investment income               $   0.03     $   0.07    $  0.09   $  0.03   $ 0.01
  Net realized and unrealized gain
    on investments and foreign
    currency transactions                 1.74         2.60       1.37      1.13     0.84
                                      --------     --------    -------   -------   ------
      Total from investment
        operations                    $   1.77     $   2.67    $  1.46   $  1.16   $ 0.85
                                      --------     --------    -------   -------   ------
Less distributions declared to
  shareholders -
  In excess of net investment
    income                            $   --       $   --      $   --    $ (0.07)  $ --
  From net realized gain on
    investments and foreign
    currency transactions                (1.92)       (0.90)     (1.73)    (0.70)    --
                                      --------     --------    -------   -------   ------
      Total distributions declared
        to shareholders               $  (1.92)    $  (0.90)   $ (1.73)  $ (0.77)  $ --
                                      --------     --------    -------   -------   ------
Net asset value - end of period       $  18.30     $  18.45    $ 16.68   $ 16.95   $16.56
                                      --------     --------    -------   -------   ------
Total return++                          10.04%++     16.72%     10.16%     7.03%    5.41%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                             1.67%+       1.65%      1.61%     1.54%    1.68%+
  Net investment income                  0.34%+       0.38%      0.58%     0.15%    0.94%+
Portfolio turnover                         37%          83%        73%       99%      70%
Average commission rate###            $ 0.0194     $ 0.0200    $   --    $   --    $ --
Net assets at end of period (000
  omitted)                            $128,343     $ 94,909    $52,164   $16,968   $2,076
  ** For the period from the commencement of offering of Class A shares, September 7,
     1993, to October 31, 1993.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for Funds with fiscal years beginning on or after September 1, 1995.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------
                                Six Months                                          Eleven
                                     Ended                                          Months
                                 April 30,            Year Ended October 31,         Ended
                                      1997        ---------------------------- October 31,
                               (Unaudited)        1996       1995       1994          1993
------------------------------------------------------------------------------------------
                                  Class B
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                          $  18.36    $  16.55   $  16.78   $  16.53      $  13.50
                                  --------    --------   --------   --------      --------
Income from investment
  operations# -
  Net investment loss             $  (0.04)   $  (0.08)  $  (0.05)  $  (0.17)     $  (0.10)
  Net realized and unrealized
    gain on investments and
    foreign currency
    transactions                      1.74        2.60       1.37       1.13          3.28
                                  --------    --------   --------   --------      --------
      Total from investment
        operations                $   1.70    $   2.52   $   1.32   $   0.96      $   3.18
                                  --------    --------   --------   --------      --------
Less distributions declared to
  shareholders -
  From net investment income      $   --      $    --    $    --    $  (0.01)     $  --
  From net realized gain on
    investments and foreign
    currency transactions            (1.78)      (0.71)     (1.55)     (0.70)        (0.15)
                                  --------    --------   --------   --------      --------
    Total distributions
      declared to shareholders    $  (1.78)   $  (0.71)  $  (1.55)  $  (0.71)     $  (0.15)
                                  --------    --------   --------   --------      --------
Net asset value - end of period   $  18.28    $  18.36   $  16.55   $  16.78      $  16.53
                                  --------    --------   --------   --------      --------
Total return                         9.60%++    15.75%      9.07%      5.91%        23.80%++

Ratios (to average net assets)/Supplemental data:
  Expenses##                         2.43%+      2.45%      2.55%      2.58%         2.66%+
  Net investment loss              (0.42)%+    (0.44)%    (0.35)%    (1.01)%       (0.71)%+
Portfolio turnover                     37%         83%        73%        99%           70%
Average commission rate###        $ 0.0194    $ 0.0200   $    --    $    --       $  --
Net assets at end of period
  (000 omitted)                   $209,941    $182,139   $156,286   $175,438      $145,575

   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------
Year Ended November 30,            1992      1991      1990      1989      1988       1987*
-------------------------------------------------------------------------------------------
                               Class B
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each
 period):
Net asset value - beginning
  of period                    $  12.40   $ 12.94   $ 12.96   $ 11.21   $ 10.12   $   8.47
                               --------   -------   -------   -------   -------   --------
Income from investment
  operations -
  Net investment income
    (loss)                     $  (0.04)  $  0.17   $  0.13   $  0.09   $  0.14   $  (0.02)
  Net realized and unrealized
    gain (loss) on
    investments and foreign
    currency transactions          1.17     (0.37)     0.14      2.03      0.95       1.67
                               --------   -------   -------   -------   -------   --------
      Total from investment
        operations             $   1.13   $ (0.20)  $  0.27   $  2.12   $  1.09   $   1.65
                               --------   -------   -------   -------   -------   --------
Less distributions declared
  to shareholders -
  From net investment income   $   --     $  --     $  --     $ (0.21)  $  --     $  --
  From net realized gain on
    investments and foreign
    currency transactions         (0.03)    (0.15)    (0.29)    (0.12)     --        --
  From paid-in capital             --       (0.19)     --       (0.04)     --        --
                               --------   -------   -------   -------   -------   --------
      Total distributions
        declared to
        shareholders           $  (0.03)  $ (0.34)  $ (0.29)  $ (0.37)  $  --     $  --
                               --------   -------   -------   -------   -------   --------
Net asset value - end of
  period                       $  13.50   $ 12.40   $ 12.94   $ 12.96   $ 11.21   $  10.12
                               --------   -------   -------   -------   -------   --------
Total return                      9.13%   (1.57)%     2.02%    19.58%    10.77%     19.48%++

Ratios (to average net assets)/Supplemental data:
  Expenses                        2.91%     2.88%     2.93%     3.05%     2.48%      2.50%+
  Net investment income
    (loss)                      (0.31)%     1.35%     1.07%     0.77%     1.29%    (0.29)%+
Portfolio turnover                 110%      160%      173%      190%      276%       272%
Net assets at end of period
  (000 omitted)                $101,550   $82,890   $81,505   $50,827   $42,806   $ 37,248

   * For the period from the commencement of investment operations, December 29, 1986, to November 30, 1987.
   + Annualized.
  ++ Not annualized.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------
                                         Six Months
                                              Ended
                                          April 30,               Year Ended October 31,
                                               1997         --------------------------------
                                        (Unaudited)         1996        1995        1994***
--------------------------------------------------------------------------------------------
                                           Class C
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $  18.24     $  16.53    $  16.80    $  16.75
                                           --------     --------    --------    --------
Income from investment operations# -
  Net investment loss                      $  (0.04)    $  (0.06)   $  (0.05)   $  (0.09)
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                               1.73         2.57        1.37        0.14
                                           --------     --------    --------    --------
      Total from investment operations     $   1.69     $   2.51    $   1.32    $   0.05
                                           --------     --------    --------    --------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                             $  (1.84)    $  (0.80)   $  (1.59)   $  --
                                           --------     --------    --------    --------
Net asset value - end of period            $  18.09     $  18.24    $  16.53    $  16.80
                                           --------     --------    --------    --------
Total return                                  9.62%++     15.82%       9.20%       0.30%++

Ratios (to average net assets)/Supplemental data:
  Expenses##                                  2.41%+       2.39%       2.49%       2.55%+
  Net investment loss                       (0.40)%+     (0.34)%     (0.31)%     (0.72)%+
Portfolio turnover                              37%          83%         73%         99%
Average commission rate###                 $ 0.0194     $ 0.0200    $  --       $  --
Net assets at end of period (000
  omitted)                                 $ 10,843     $  7,503    $  2,908    $  1,440

 *** For the period from the commencement of offering of Class C shares, January 3,
     1994, to October 31, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993, is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights -- continued
------------------------------------------------------------------------------------
                                                                        Period Ended
                                                                           April 30,
                                                                            1997****
                                                                         (Unaudited)
 -----------------------------------------------------------------------------------
                                                                            Class I
 -----------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                        $ 17.57
                                                                             -------
Income from investment operations# -
  Net investment income                                                      $  0.08
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                0.67
                                                                             -------
      Total from investment operations                                       $  0.75
                                                                             -------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                             $ --
                                                                             -------
Net asset value - end of period                                              $ 18.32
                                                                             -------
Total return                                                                   4.27%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   1.58%+
  Net investment income                                                        1.20%+
Portfolio turnover                                                               37%
Average commission rate###                                                   $0.0194
Net assets at end of period (000 omitted)                                    $   159

 **** For the period from the commencement of offering of Class I shares, January 2,
      1997, to April 30, 1997.
    + Annualized.
   ++ Not annualized.
    # Per share data for the periods subsequent to October 31, 1993, is based on average shares outstanding.
   ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS World Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of the changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days of less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gain and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. The Fund expects to pass through to shareholders foreign income taxes paid. The election increases the taxable distributions of the Fund by the amount of the foreign taxes paid. An individual shareholder who itemizes deductions, or a corporate shareholder, will be able to claim an offsetting deduction or a tax credit (but not both) on their federal income tax returns. Individuals who do not itemize deductions may claim a foreign tax credit but not a deduction. The foreign source income is considered passive income for the purpose of computing the foreign tax credit limitations. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,085 for the six months ended April 30, 1997.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $312,854 for the six months ended April 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $19,924 for the six months ended April 30, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the six months ended April 30, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $23,914 and $2,352 for Class B and Class C shares, respectively, for the six months ended April 30, 1997. Fees incurred under the distribution plan during the six months ended April 30, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 1997, were $1,359, $112,899, and $2,314 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.13% attributable to Class A shares. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $134,051,432 and $109,780,620, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                           $296,102,637
                                                                         ------------
Gross unrealized appreciation                                            $ 59,720,556
Gross unrealized depreciation                                              (9,982,272)
                                                                         ------------
    Net unrealized appreciation                                          $ 49,738,284
                                                                         ------------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                               Six Months Ended April 30, 1997    Year Ended October 31, 1996
                                  ----------------------------   ----------------------------
                                      Shares            Amount       Shares            Amount
---------------------------------------------------------------------------------------------
Shares sold                        8,419,189     $ 154,107,317    8,201,319     $ 145,253,452
Shares issued to shareholders in
  reinvestment of distributions      527,189         9,273,242      172,379         2,799,430
Shares transferred to Class I         (1,626)          (28,569)
Shares reacquired                 (7,077,757)     (129,903,814)  (6,355,583)     (113,016,532)
                                  ----------     -------------   ----------     -------------
    Net increase                   1,866,995     $  33,448,176    2,018,115     $  35,036,350
                                  ----------     -------------   ----------     -------------

Class B Shares

                               Six Months Ended April 30, 1997    Year Ended October 31, 1996
                               -------------------------------   ----------------------------
                                      Shares            Amount       Shares            Amount
---------------------------------------------------------------------------------------------
Shares sold                        4,624,673      $ 85,008,266    7,209,459     $ 125,696,939
Shares issued to shareholders in
  reinvestment of distributions      972,327        17,122,677      381,169         6,206,034
Shares reacquired                 (4,032,681)      (73,788,705)  (7,113,969)     (124,208,958)
                                  ----------      ------------   ----------     -------------
    Net increase                   1,564,319      $ 28,342,238      476,659     $   7,694,015
                                  ----------      ------------   ----------     -------------

Class C Shares

                               Six Months Ended April 30, 1997    Year Ended October 31, 1996
                               -------------------------------   ----------------------------
                                      Shares            Amount       Shares            Amount
---------------------------------------------------------------------------------------------
Shares sold                          368,993       $ 6,726,384      381,981       $ 6,695,633
Shares issued to shareholders in
  reinvestment of distributions       39,609           690,382        7,678           124,070
Shares reacquired                   (220,583)       (4,024,966)    (154,314)       (2,721,665)
                                    --------       -----------     --------       -----------
    Net increase                     188,019       $ 3,391,800      235,345       $ 4,098,038
                                    --------       -----------     --------       -----------

Class I Shares

                                  Period Ended April 30, 1997*
                                  ----------------------------
                                      Shares            Amount
--------------------------------------------------------------
Shares transferred from Class A        1,626        $   28,569
Shares sold                            7,054           125,067
Shares reacquired                         --                --
                                    --------        ----------
    Net increase                       8,680        $  153,636
                                    --------        ----------

*For the period from the commencement of offering of Class I shares, January 2, 1997, to April 30, 1997.

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $400 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 1997, was $1,394.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 1997, as follows:

Forward Foreign Currency Exchange Contracts

                      Contracts to                             Contracts              Net
                   Deliver/Receive       In Exchange for        At Value     Appreciation
-----------------------------------------------------------------------------------------
Sales
  6/30/97 SEK           35,558,276            $5,065,137      $4,543,992         $521,145

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $280,838.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

                              SEK = Swedish Kronor

(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1997, the Fund owned the following restricted securities (consisting of 1.2% of its net assets). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service of brokers or, if not available, in good faith by or at the direction of the Trustees.

                                          Date of
Description                           Acquisition       Shares          Cost          Value
-------------------------------------------------------------------------------------------
Catalana Occidente                        4/22/97        6,818    $  348,505     $  358,842
Hong Leong Finance Ltd.           5/16/95-9/27/95      774,000     2,699,819      2,396,020
Jarvis Hotels PLC                 6/21/96-7/02/96      624,000     1,676,830      1,569,765
                                                                                 ----------
                                                                                 $4,324,627

   ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INTRODUCING A QUICK AND EASY WAY TO LEARN SOME FINANCIAL BASICS:

                             THE ABCs OF INVESTING
                      part of MFS(R) Heritage Planning(SM)


                                     [PICTURE]


This series of brief messages provides an overview of investment topics, including:

- Dollar-cost Averaging: a simple method of investing that could work for anyone

- Interest Rate Changes: what every fixed-income investor should know

- Lump-sum Rollovers: how to handle a windfall

- Professional Financial Advisers: why even smart investors may need one

- Straw into Gold: tips for weaving small lifestyle changes into dollars to invest

- Weathering Market Downturns: how to maintain perspective

- Basic Steps Smart Investors Take Automatically

The series will include messages on other topics as they become available.

You can read through each topic quickly -- in five minutes at most. Of course, these materials are not designed to turn you into an expert. Your financial adviser can provide more information on any of the ABC subjects. A conversation with your adviser might also provide an opportune occasion to review your portfolio and to assess your present and future financial needs.

To request your free copy of The ABCs OF INVESTING series, call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

As part of MFS Heritage Planning, your adviser has access to a wide range of MFS materials he or she would be happy to share with you on topics related to the intergenerational concerns of people today. These include financing college tuition and a secure retirement, eldercare, tax-smart gifting strategies, estate and health care planning, and other issues.

THE MFS FAMILY OF FUNDS(R)
AMERICA's OLDEST MUTUAL FUND GROUP

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time. This material should be read carefully before investing or sending money.

STOCK                                                 WORLD
--------------------------------------------          --------------------------------------------
Massachusetts Investors Trust                         MFS(R)/Foreign & Colonial Emerging Markets
                                                        Equity Fund
Massachusetts Investors Growth Stock Fund
                                                      MFS(R)/Foreign & Colonial International
MFS(R) Capital Growth Fund                              Growth Fund

MFS(R) Emerging Growth Fund                           MFS(R)/Foreign & Colonial International
                                                        Growth and Income Fund
MFS(R) Gold & Natural Resources Fund
                                                      MFS(R) World Asset Allocation Fund(SM)
MFS(R) Growth Opportunities Fund
                                                      MFS(R) World Equity Fund
MFS(R) Managed Sectors Fund
                                                      MFS(R) World Governments Fund
MFS(R) OTC Fund
                                                      MFS(R) World Growth Fund
MFS(R) Research Fund
                                                      MFS(R) World Total Return Fund
MFS(R) Research Growth and Income Fund
                                                      NATIONAL TAX-FREE BOND
MFS(R) Strategic Growth Fund                          --------------------------------------------
                                                      MFS(R) Municipal Bond Fund
MFS(R) Value Fund
                                                      MFS(R) Municipal High Income Fund
STOCK AND BOND
--------------------------------------------          MFS(R) Municipal Income Fund
MFS(R) Total Return Fund
                                                      STATE TAX-FREE BOND
MFS(R) Utilities Fund                                 --------------------------------------------
                                                      Alabama, Arkansas, California, Florida,
BOND
--------------------------------------------          Georgia, Maryland, Massachusetts,
MFS(R) Bond Fund
                                                      Mississippi, New York, North Carolina,
MFS(R) Government Mortgage Fund
                                                      Pennsylvania, South Carolina, Tennessee,
MFS(R) Government Securities Fund
                                                      Virginia, West Virginia
MFS(R) High Income Fund
                                                      MONEY MARKET
MFS(R) Intermediate Income Fund                       --------------------------------------------
                                                      MFS(R) Cash Reserve Fund
MFS(R) Strategic Income Fund
                                                      MFS(R) Government Money Market Fund
LIMITED MATURITY BOND
--------------------------------------------          MFS(R) Money Market Fund
MFS(R) Government Limited Maturity Fund

MFS(R) Limited Maturity Fund

MFS(R) Municipal Limited Maturity Fund

MFS(R) World Equity Fund



TRUSTEES
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor; Former Chairman and Director (until
1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham and Women's Hospital; Professor of Surgery, Harvard Medical School
The Hon. Sir J. David Gibbons, KBE - Chief Executive Officer,
Edmund Gibbons Ltd.; Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor; Director, Rockefeller Financial Services, Inc. (investment advisers)

Walter E. Robb, III - President and Treasurer, Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services); Trustee, Landmark Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994), NACCO Industries; Director, Sundstrand Corporation

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
David Mannheim*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
State Street Bank and Trust Company

INVESTOR INFORMATION
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com

[LOGO] For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."


*Affiliated with the Investment Adviser

                                                                                                      ------------
MFS(R) WORLD                              [DALBAR #1 LOGO]                                             BULK RATE
EQUITY FUND                                                                                           U.S. POSTAGE
500 Boylston Street                                                                                       PAID
Boston, MA 02116-3741                                                                                     MFS
                                                                                                      ------------
        [MFS LOGO](SM)
    INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741                       MWE-3 6/97 53M 04/204/304/804